UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

Medizone International, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	2-93277-D (Commission File Number)	87-0412648 (IRS Employer Identification No.)

4000 Bridgeway, Suite 401, Sausalito, California 94965
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (415) 331-0303

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Medizone International, Inc. (the “Company”) originally filed on January 26, 2017 (the “Original Form 8-K”) solely for the purpose of including language inadvertently omitted from the original document filed as Exhibit 3.1 to the Original Form 8-K. This Amendment No. 1 includes the complete Exhibit 3.1.  Except as otherwise described in this Explanatory Note, no other changes are made to the Original Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As approved by the holders of the Company’s common stock at the Annual Meeting of Stockholders held December 15, 2016, on January 24, 2017, Medizone International, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to increase the Company’s authorized capital stock.  A copy of the Certificate of Amendment is filed with this Current Report as Exhibit 3.1.  The approval of the amendment and the vote of the stockholders were reported by the Company on Form 8-K filed with the Securities and Exchange Commission on December 21, 2016.

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1	Certificate of Amendment to the Articles of Incorporation dated January 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medizone International, Inc.

By:	/s/ Edwin G. Marshall
Edwin G. Marshall Chief Executive Officer

Date: February 27, 2017